Filed Pursuant to Rule 497(e)
Registration File No.: 333-225794

BLACKROCK MULTI-SECTOR OPPORTUNITIES TRUST II

Supplement dated March 26, 2019 to the

Prospectus, dated November 7, 2018 of

BlackRock Multi-Sector Opportunities Trust II

This supplement amends certain information in the Prospectus (the “Prospectus”), dated November 7, 2018, of BlackRock Multi-Sector Opportunities Trust II (the “Trust”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Acceptance of Orders

Purchase orders for the Trust’s common shares will be accepted through the facilities of the NSCC on or about April 16, 2019 and will settle within the ordinary settlement cycle for securities transactions through the facilities of the NSCC, which is anticipated to be on or about April 18, 2019. No investor funds will be accepted until the settlement date for accepted purchase orders, which is anticipated to be on or about April 18, 2019. If payments for accepted purchase orders on such settlement date do not amount to the Minimum Offering Amount, the Trust may either terminate the offering or seek to reduce the Minimum Offering Amount, in which case the closing date of the offering will be delayed and the new Minimum Offering Amount will be communicated to investors through a revised prospectus; in either case, all investor funds will be rejected or returned.

Risk Factors

The sections titled “Best-Efforts Offering Risk” in the Prospectus and the Prospectus Summary are hereby deleted in their entirety and replaced with the following:

Best-Efforts Offering Risk

This offering is being made on a reasonable best efforts basis, whereby the Distributor is only required to use its reasonable best efforts to sell the common shares and neither it nor any Dealer has a firm commitment or obligation to purchase any of the common shares. There is no assurance that the Trust will raise sufficient proceeds in this offering to meeting the Minimum Offering Amount or allow the Trust to purchase a portfolio of investments allocated in accordance with the Advisor’s investment strategy. As a result, the Trust may be unable to achieve its investment objectives and an investor could lose some or all of the value of his or her investment in the common shares. The Distributor is an affiliate of the Trust and the Advisor. As a result, the Distributor’s due diligence review and investigation of the Trust and this prospectus cannot be considered to be an independent review.

Additionally, personnel of the Adviser and/or its affiliates, or other parties with a financial interest in the offering, may purchase common shares in the offering. Common shares may be purchased by personnel of the Adviser and/or its affiliates or by persons who will receive fees or other compensation or gain depending upon the success of the offering. Such purchases will be made from this offering on the terms described herein applicable to every other investor, and will be counted in determining whether the Minimum Offering Amount has been met for the closing of the offering. Investors should therefore not expect that the sale of sufficient common shares to reach the Minimum Offering Amount, or in excess of the Minimum Offering Amount, indicates that such sales have been made to investors who have no financial or other interest in the offering, or who otherwise are exercising independent investment discretion. The sale of the Minimum Offering Amount is not designed as a protection to investors, or to indicate that their investment decision is shared by other unaffiliated investors. No individual investor should place any reliance on the sale of the Minimum Offering Amount as an indication of the merits of this offering. Each investor must make his or her own investment decision as to the merits of this offering.

Investors should retain this supplement for future reference